Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
OPERATING AND ADMINISTRATIVE EXPENSES
Research and development	$ 699,797	$ 807,947
General and administrative	1,851,814	1,278,183
TOTAL OPERATING AND ADMINISTRATIVE EXPENSES	2,551,611	2,086,130
LOSS FROM OPERATIONS	(2,551,611)	(2,086,130)
OTHER (EXPENSE) INCOME
Interest income	502	2,813
Interest expense	(246,178)	(15,886)
Realized gain on marketable securities		4,435
Change in fair value of derivative liability	248,552	343,857
TOTAL OTHER INCOME (EXPENSES)	2,876	335,219
LOSS BEFORE INCOME TAX	(2,548,735)	(1,750,911)
INCOME TAX EXPENSE
NET LOSS	(2,548,735)	(1,750,911)
Other Comprehensive Loss - net of tax
Foreign exchange translation gain (loss)	778	(6,647)
TOTAL COMPREHENSIVE LOSS	$ (2,547,957)	$ (1,757,558)
Net loss per common share - Basic and Diluted	$ (0.25)	$ (0.17)
Weighted average common shares - Basic and Diluted	10,339,071	10,261,419